UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of Direct Financial Obligation.

On July 3, 2012, Delta Air Lines, Inc. (the “Company” or “Delta”), U.S. Bank Trust National Association, as Subordination Agent and as Pass Through Trustee (the “Trustee”) under two pass through trusts newly formed by the Company, U.S. Bank National Association, as Escrow Agent under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreement entered into a note purchase agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $479,892,000 to be secured by (a) nine Airbus A319-114 aircraft delivered new in 2002, (b) seven Airbus A320-212 aircraft delivered new from 1998 to 2002, (c) one Boeing 757-232 aircraft delivered new in 2001, (d) eight Boeing 767-332ER aircraft delivered new from 1995 to 1997 and (e) six Boeing 767-432ER aircraft delivered new in 2000 (each of the foregoing aircraft, an “Aircraft” and, collectively, the “Aircraft”).

Pursuant to the Note Purchase Agreement, the Trustee, subject to certain terms and conditions, will purchase the Equipment Notes by September 30, 2012. The Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft to be entered into by the Company and U.S. Bank Trust National Association, as Loan Trustee.

Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 4.750% per annum, and Series B, bearing interest at the rate of 6.875% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $353,689,000, in the case of Series A, and $126,203,000, in the case of Series B. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of a total of $479,892,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2012-1 (the “Certificates”) through two newly formed pass through trusts.

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class (as defined below) were placed in escrow by the Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of July 3, 2012 (each, an “Escrow Agreement”), among U.S. Bank National Association, as Escrow Agent and Paying Agent, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Natixis Securities Americas LLC and Wells Fargo Securities, LLC, and the Trustee. The escrowed funds for each Class were deposited with Natixis S.A., acting via its New York Branch, under separate Deposit Agreements, each dated July 3, 2012.

The interest on the escrowed funds is payable on November 7, 2012 and interest on the Equipment Notes is payable semiannually on each May 7 and November 7 following the issuance thereof, beginning on November 7, 2012. The principal payments on the Equipment Notes are scheduled on May 7 and November 7 of certain years, beginning on May 7, 2013. The final payments will be due on May 7, 2020, in the case of the Series A Equipment Notes, and May 7, 2019, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

This Current Report on Form 8-K is being filed for the purpose of filing as exhibits to the Registration Statement (as defined below) the documents listed in Item 9.01 below, some of which are described below and all of which are hereby incorporated by reference in the Registration Statement. The descriptions of the agreements described in this Current Report on Form 8-K are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith or incorporated herein as exhibits.

Item 8.01	Other Events.

On June 27, 2012, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman, Sach & Co. and Morgan Stanley & Co., LLC, as representatives of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the issuance and sale of the Certificates.

The Certificates are being offered pursuant to the Prospectus Supplement, dated June 27, 2012 (the “Prospectus Supplement”), to the Prospectus, dated June 28, 2010, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-167811) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 28, 2010.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.

Delivery of the Certificates was made under the Underwriting Agreement on July 3, 2012 in two different series (each series of the Certificates, a “Class”), comprised of $353,689,000 of Class A Certificates with an interest rate of 4.750% per annum and $126,203,000 of Class B Certificates with an interest rate of 6.875% per annum. Each Class was issued by a different pass through trust. The Underwriters purchased the Certificates from such pass through trusts at 100% of the principal amount thereof.

As described above, the pass through trusts will use the proceeds from the sale of each Class of Certificates to acquire the corresponding series of Equipment Notes from the Company. Payments on the Equipments Notes held in each pass through trust will be passed through to the certificateholders of such trust. The Company expects to use the proceeds from the issuance of the Equipment Notes to reimburse itself, in part, for the prepayment or repayment at maturity of the 2001-2 EETC (as defined in the Prospectus Supplement) and the 2002-1 EETC (as defined in the Prospectus Supplement). The Company will use any such proceeds not used in connection with the foregoing to pay fees and expenses relating to the offering and for general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of June 27, 2012, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2012-1A, dated as of July 3, 2012, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class A Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2012-1B, dated as of July 3, 2012, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Form of Pass Through Trust Certificate, Series 2012-1A (included in Exhibit A to Exhibit 4.2)

4.5	Form of Pass Through Trust Certificate, Series 2012-1B (included in Exhibit A to Exhibit 4.3)

4.6	Intercreditor Agreement (2012-1), dated as of July 3, 2012, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A and Delta Air Lines Pass Through Trust 2012-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.7	Revolving Credit Agreement (2012-1A), dated as of July 3, 2012, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2012-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.8	Revolving Credit Agreement (2012-1B), dated as of July 3, 2012, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2012-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.9	Deposit Agreement (Class A), dated as of July 3, 2012, between U.S. Bank National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.10	Deposit Agreement (Class B), dated as of July 3, 2012, between U.S. Bank National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.11	Escrow and Paying Agent Agreement (Class A), dated as of July 3, 2012, among U.S. Bank National Association, as Escrow Agent, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Natixis Securities Americas LLC and Wells Fargo Securities, LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2012-1A, and U.S. Bank Trust National Association, as Paying Agent

4.12	Escrow and Paying Agent Agreement (Class B), dated as of July 3, 2012, among U.S. Bank National Association, as Escrow Agent, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Natixis Securities Americas LLC and Wells Fargo Securities, LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2012-1B, and U.S. Bank Trust National Association, as Paying Agent

4.13	Note Purchase Agreement, dated as of July 3, 2012, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.14	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.15	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.16	Form of Series 2012-1 Equipment Notes (included in Exhibit 4.15)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Jan M. Davidson, Esq., Director—Assistant General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Jan M. Davidson, Esq., Director—Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

Date: July 3, 2012	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of June 27, 2012, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2012-1A, dated as of July 3, 2012, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class A Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2012-1B, dated as of July 3, 2012, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Form of Pass Through Trust Certificate, Series 2012-1A (included in Exhibit A to Exhibit 4.2)

4.5	Form of Pass Through Trust Certificate, Series 2012-1B (included in Exhibit A to Exhibit 4.3)

4.6	Intercreditor Agreement (2012-1), dated as of July 3, 2012, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2011-1A and Delta Air Lines Pass Through Trust 2012-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.7	Revolving Credit Agreement (2012-1A), dated as of July 3, 2012, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2012-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.8	Revolving Credit Agreement (2012-1B), dated as of July 3, 2012, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2012-1B and as Borrower, and Natixis S.A., acting via its New York Branch, as Class B Liquidity Provider

4.9	Deposit Agreement (Class A), dated as of July 3, 2012, between U.S. Bank National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.10	Deposit Agreement (Class B), dated as of July 3, 2012, between U.S. Bank National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.11	Escrow and Paying Agent Agreement (Class A), dated as of July 3, 2012, among U.S. Bank National Association, as Escrow Agent, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Natixis Securities Americas LLC and Wells Fargo Securities, LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2012-1A, and U.S. Bank Trust National Association, as Paying Agent

4.12	Escrow and Paying Agent Agreement (Class B), dated as of July 3, 2012, among U.S. Bank National Association, as Escrow Agent, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, Natixis Securities Americas LLC and Wells Fargo Securities, LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2012-1B, and U.S. Bank Trust National Association, as Paying Agent

4.13	Note Purchase Agreement, dated as of July 3, 2012, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.14	Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.15	Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.16	Form of Series 2012-1 Equipment Notes (included in Exhibit 4.15)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Jan M. Davidson, Esq., Director—Assistant General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Jan M. Davidson, Esq., Director—Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)